Semiannual Report

Florida
Intermediate
Tax-Free Fund

August 31, 2000

T. Rowe Price


REPORT HIGHLIGHTS

Florida Intermediate Tax-Free Fund

o Favorable supply-and-demand conditions helped intermediate-term municipal bonds post solid returns for the six months ended August 31.

o Your fund's six-month performance slightly lagged the peer group average, but its 12-month return surpassed the benchmark.

o We purchased some longer-term bonds early in the period, then took profits and bought shorter-term securities in July and August as the bond market rallied.

o Municipal bonds were undervalued at the start of the year but made up much lost ground; the current economic environment favors a stable to improving market barring a change in the inflation outlook.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Municipal bonds turned in a strong performance for the six months ended August 31, largely due to favorable supply-and-demand factors in the market. Investors were encouraged by aggressive action taken by the Federal Reserve in its effort to curb above-average economic growth and stem inflation. As a result, your fund provided good returns both in absolute terms and relative to its peers.


MARKET ENVIRONMENT

Municipal Bond Note Yields
--------------------------------------------------------------------------------

                 30-Year AAA           5-Year AAA            1-Year Moody's
                 General               General               Investment
                 Obligation            Obligation            Grade 1 Note

08/31/99         5.60                  4.40                  3.75
                 5.70                  4.43                  3.75
                 5.89                  4.58                  3.95
11/30            5.87                  4.53                  3.95
                 5.93                  4.68                  4.10
                 6.03                  4.90                  4.10
2/29             5.90                  4.94                  4.20
                 5.69                  4.82                  4.30
                 5.80                  4.96                  4.35
5/31             5.91                  5.04                  4.70
                 5.72                  4.74                  4.35
                 5.60                  4.58                  4.30
08/31/00         5.50                  4.43                  4.30


     Fixed-income markets in 2000 have been largely influenced by the Federal Reserve's tightening program, heightened volatility in the equity market, and the government's buyback of U.S. Treasury bonds. Fed activity, which includes federal funds rate increases totaling 75 basis points during the past six months, finally seems to be exerting some weight on the resilient U.S. economy. (One hundred basis points equal one percent.) The Fed's expressed determination to slow economic growth and engineer a soft landing has injected a note of sobriety into equity markets.

     Long-term Treasury bonds, on the other hand, have returned about 15% so far this year due to a scarcity premium for the bonds since the government announced its buyback program, which led to investor fears of a dwindling supply of long-term Treasuries. The Treasury yield curve has remained inverted since January, with yields on short-term Treasuries higher than long-term yields as Fed actions have put upward pressure on short-term yields while long-term yields have come down.

     Municipal bond yields have also fallen, aided by outsized demand for tax-exempt securities. The supply of new issues, down 20% through August versus the same period last year, has been capped by higher borrowing costs than last year and lower borrowing needs of state and local governments. Demand, particularly from buyers of individual bonds, has been quite strong as attractive taxable-equivalent yields have enticed investors seeking to reallocate their portfolios. High-yield bonds, however, have lagged the general market as the yield differential between many lower- and higher-quality bonds widened. This sector continues to feel pressure from profitability problems experienced by health care providers and various corporate issuers. The prospect of slower economic growth has also weighed on the high-yield market.

     Florida's economy appears to have avoided the braking effects of tighter Fed monetary policy. In fact, the state has one of the fastest rates of employment growth in the U.S. Much of the job growth continues to be in the service sector, with construction and transportation close behind. Tourism is still a crucial driver in the services sector, and summer bookings in south Florida portend a record season.

     Although bond issuance has decreased this year, state officials have expressed concerns over the amount of outstanding debt, which now exceeds $13 billion. Revenue growth has slowed from the previous year, but collections are still slightly above projections. Much of the state's tax revenue growth came from the sales tax.

     One of the most noteworthy developments in Florida is the legislature's decision to decrease the Intangible Personal Property Tax from two dollars per thousand in 1999 to one dollar per thousand next year. In addition, there are expectations that the current administration will repeal the tax by the 2002 tax year. If it is eliminated, demand for Florida bonds could decline, and they may underperform relative to other debt securities.


PERFORMANCE AND STRATEGY REVIEW

     Your fund posted a solid 4.87% return for the six-month period ended August 31, 2000, but slightly trailed the 4.90% gain for the Lipper Florida Intermediate Municipal Debt Funds Average. Fund performance was driven almost equally by income of $0.23 and a $0.26 per share increase in the fund's net asset value (NAV). For the 12-month period ended August 31, the fund returned 5.27% versus 4.88% for the benchmark, as can be seen in the table at left. Results were derived primarily from income of $0.46, but a $0.07 per share increase in the NAV helped the fund outpace the Lipper average.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/00                             6 Months         12 Months
--------------------------------------------------------------------------------

Florida Intermediate
Tax-Free Fund                                        4.87%             5.27%

Lipper Florida Intermediate
Municipal Debt Funds Average                         4.90              4.88

     Although municipal bond yields have declined in recent months, investors in high tax brackets will still find them attractive compared with after-tax yields on taxable fixed-income securities. The fund's 12-month dividend yield at the end of August was 4.48%; its taxable-equivalent yield for investors in the 36% federal tax bracket was 7.00%.

     Our strategy during the spring was to keep the portfolio's duration a measure of interest rate sensitivity-close to 5.5 years, not far from where it was at the end of February. (A fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.) At the beginning of the period, we sold some two-year bonds in favor of issues maturing in seven to 12 years. We also increased exposure to 15-year bonds, which had previously been hurt by tighter monetary policy and, in our opinion, had more upside potential than downside risk if the Fed continued to raise short-term rates.

     The bond market improved dramatically during the summer as the economy showed signs of slowing, and we began to believe that the Fed was less likely to raise rates. In July and early August, we reduced the portfolio's duration by locking in gains from some of our longer-term holdings and shifting the assets into shorter-term securities. Unfortunately, our repositioning was premature, and the fund did not fully benefit from the August bond rally, which hurt its relative performance for the most recent six-month period.

     One of our objectives during the period was to raise the fund's dividend yield by doing tax swaps, which involve selling bonds at a loss and buying similar bonds to replace them. This strategy has two benefits: the realization of losses and increased income distribution. By realizing losses, we can offset future gains and minimize capital gain distributions. Distributed income is based on the yield of a bond at the time of purchase. By swapping a bond purchased in a lower-yielding environment and replacing it with a bond reflecting higher yields, we can increase the amount of income for shareholders.

     The portfolio's overall credit quality remained high in the last six months, and changes to our sector diversification were minimal. We trimmed our exposure to hospitals, which have been under significant pressure due to cuts in Medicare reimbursements for services, and increased holdings of state-issued general obligations.


OUTLOOK

     While higher oil prices have not yet caused significant deterioration in the inflation outlook, they are acting like a tax on consumer activity. Slower consumer demand growth and the resultant need of manufacturers to reduce the pace of inventory accumulation will continue to restrain production and hiring. Energy price pressures may persist, but other costs should continue to ease as production growth moderates. As a result, it appears increasingly likely that the Fed's tightening cycle may have ended for the foreseeable future.

     We began the year believing that the municipal market was substantially undervalued after a particularly weak period in late 1999. Municipal bonds have recovered much ground in 2000, and we expect the current mix of low supply and strong demand to continue. The economic backdrop favors stable to improving municipal bond prices barring a change in the outlook for inflation. Florida's economy and credit ratings remain strong.

     Respectfully submitted,

     Charles B. Hill

     Chairman of the Investment Advisory Committee

     September 19, 2000


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        2/29/00      8/31/00

Price Per Share                                      $    10.24   $    10.50

Dividends Per Share

  For 6 months                                             0.23         0.23

  For 12 months                                            0.46         0.46

Dividend Yield *

  For 6 months                                             4.53%        4.44%

  For 12 months                                            4.53         4.48

30-Day Standardized Yield                                  4.55         4.15

Weighted Average Maturity (years)                           7.4          7.0

Weighted Average Effective Duration (years)                 5.6          5.0

Weighted Average Quality **                                  AA           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
**   Based on T. Rowe Price research.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        2/29/00      8/31/00
--------------------------------------------------------------------------------

Dedicated Tax Revenue                                        26%          26%

General Obligation - Local                                   17           17

Electric Revenue                                              9           10

Hospital Revenue                                              9            8

Air and Sea Transportation Revenue                            6            6

Ground Transportation Revenue                                 6            6

Water and Sewer Revenue                                       6            6

Solid Waste Revenue                                           6            5

General Obligation - State                                    1            4

Life Care/Nursing Home Revenue                                3            3

Housing Finance Revenue                                       2            2

Prerefunded Bonds                                             4            2

Nuclear Revenue                                               3            2

All Other                                                     1            2

Other Assets Less Liabilities                                 1            1
--------------------------------------------------------------------------------

Total                                                       100%         100%


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     FLORIDA INTERMEDIATE TAX-FREE FUND
     ---------------------------------------------------------------------------

     As of 8/31/00


                                    Lehman           Lipper Florida
                  Florida           Brothers         Intermediate
                  Intermediate      7-Year GO        Municipal
                  Tax-Free          Municipal        Debt Funds
                  Fund              Bond Index       Average

3/31/93           10.000            10.000           10.000
8/31/93           10.482            10.491           10.551
8/31/94           10.599            10.578           10.735
8/31/95           11.547            11.353           11.594
8/31/96           12.020            11.734           12.030
8/31/97           12.971            12.492           12.824
8/31/98           13.980            13.319           13.741
8/31/99           14.184            13.342           13.815
8/31/00           15.058            13.978           14.544

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
     Periods Ended 8/31/00      1 Year  3 Years   5 Years   Inception       Date
--------------------------------------------------------------------------------

     Florida Intermediate
     Tax-Free Fund               5.27%    4.28%     4.64%       5.18%    3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             for a share outstanding throughout each period

                     6 Months      Year
                        Ended     Ended
                      8/31/00   2/29/00   2/28/99   2/28/98   2/28/97  2/29/96

NET ASSET VALUE
Beginning of period  $  10.24  $  10.86  $  10.75  $  10.52  $  10.61  $  10.14

Investment activities
 Net investment
 income (loss)           0.23      0.46      0.46*     0.46*     0.46*     0.47*

 Net realized and
 unrealized gain (loss)  0.26     (0.60)     0.11      0.23     (0.07)     0.47

 Total from
 investment
 activities              0.49     (0.14)     0.57      0.69      0.39      0.94

Distributions
 Net investment
 income                 (0.23)    (0.46)    (0.46)    (0.46)    (0.46)    (0.47)
 Net realized gain       --       (0.02)     --        --       (0.02)     --

 Total distributions    (0.23)    (0.48)    (0.46)    (0.46)    (0.48)    (0.47)

NET ASSET VALUE
End of period        $  10.50  $  10.24  $  10.86  $  10.75  $  10.52  $  10.61
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)   4.87%   (1.32)%     5.37%*    6.71%*    3.81%*    9.41%*

Ratio of total expenses
to average net assets   0.60%!    0.60%     0.60%*    0.60%*    0.60%*    0.60%*

Ratio of net investment
income (loss) to average
net assets              4.48%!    4.35%     4.23%*    4.35%*    4.39%*    4.47%*

Portfolio
turnover rate          16.0%!      30.9%     26.9%     25.0%     75.8%     98.7%

Net assets,
end of period
(in thousands)       $ 84,294  $ 84,116  $102,620  $ 90,941  $ 78,783  $ 67,260

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       * Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.
       !   Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited                                                    August 31, 2000

Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
                                                               In thousands

FLORIDA  93.8%

Alachua County HFA, Shands Teaching Hosp.
  VRDN (Currently 4.25%) (MBIA Insured)              $    2,000   $    2,000

Broward County Airport,
  5.25%, 10/1/10 (MBIA Insured)                          *2,000        2,046

Dade County Aviation
  5.40%, 10/1/03 (MBIA Insured) *                         1,140        1,166

  6.20%, 10/1/24 (MBIA Insured) *                            50           52

Resource Recovery Fac.
  6.00% 10/1/06 (AMBAC Insured) *                         2,500        2,665

Dade County School Dist., GO
  5.50%, 8/1/04 (MBIA Insured)                            2,000        2,077

  6.00%, 7/15/04 (MBIA Insured)                           3,545        3,737

Duval County School Dist., GO
  6.125%, 8/1/04 (AMBAC Insured)                          2,000        2,090

Florida Board of Ed., GO Lottery
  5.50%, 7/1/12 (FGIC Insured)                            2,500        2,629

  5.50%, 7/1/16 (FGIC Insured)                            1,000        1,022

Florida Dept. of Corrections,
Okeechobee Correctional
  5.80%, 3/1/02 (AMBAC Insured)                           1,005        1,026

Florida Dept. of Natural Resources
Dept. of Environmental Protection
  6.00%, 7/1/08 (AMBAC Insured)                           2,845        3,102

Dept. of Environmental Preservation
  5.50%, 7/1/07 (FSA Insured)                             1,000        1,055

  5.50%, 7/1/09 (FSA Insured)                             3,000        3,178

Florida Division of Bond Fin.
Dept. of Environmental Preservation
  5.50%, 7/1/07 (AMBAC Insured)                           2,000        2,095

  6.00%, 7/1/05 (MBIA Insured)                              500          533

  6.00%, 7/1/06 (MBIA Insured)                            4,350        4,674

Florida DOT, Turnpike Auth.,
  5.25%, 7/1/11 (MBIA Insured)                           1,9502        2,012

Florida Housing Fin. Agency
Multi-Family Housing
  5.80%, 2/1/08                                           1,000        1,035

  5.80%, 8/1/08                                           1,000        1,036

Florida Turnpike Auth.,
  5.50%, 7/1/05 (AMBAC Insured)                      $    1,000   $    1,045

Gainesville Utilities System,
  6.40%, 10/1/05                                          1,500        1,584

Hillsborough County
Environmentally Sensitive Lands Acquisition
  6.20%, 7/1/05 (AMBAC Insured)
  (Prerefunded 7/1/02!)                                   1,485        1,561

Improvement Program
  6.00%, 8/1/04 (FGIC Insured)                            1,895        1,999

Hillsborough County IDA, PCR, Tampa Electric
  VRDN (Currently 4.25%)                                    300          300

Hillsborough County Port Dist., Tampa Port Auth.
  6.50%, 6/1/04 (FSA Insured) *                           2,000        2,124

Hillsborough County School Dist., GO
  7.00%, 8/15/05 (MBIA Insured)                           3,700        4,105

Indian Trace Community Dev. Dist. Water Management
  5.50%, 5/1/06 (MBIA Insured)                            1,215        1,273

  5.50%, 5/1/07 (MBIA Insured)                              550          578

Jacksonville HFA
Charity Obligation Group
  5.00%, 8/15/11 (MBIA Insured)                             750          752

Genesis Rehabilitation Hosp.
  VRDN (Currently 4.30%)                                  1,300        1,300

Kissimmee Water and Sewer Systems
  5.50%, 10/1/11 (FGIC Insured)                           1,500        1,586

Lakeland Electric and Water
  6.55%, 10/1/04 (FSA Insured)                            2,755        2,967

Refunding Energy Systems,
  6.55%, 10/1/07 (FSA Insured)                           1,0951        1,222

Lee County IDA, Bonita Springs Utilities
  5.80%, 11/1/11 (MBIA Insured) *                         1,325        1,390

Manatee County, Public Utilities,
  6.75%, 10/1/05 (MBIA Insured)                           2,000        2,202

Orange County, Public Service Tax,
  5.60%, 10/1/07 (FGIC Insured)                             500          531

Orlando and Orange County Expressway
  6.50%, 7/1/10 (FGIC Insured)                            1,000        1,140

  6.50%, 7/1/11 (FGIC Insured)                            1,000        1,142

Osceola County HFA
Evangelical Lutheran Good Samaritan Society
  5.50%, 5/1/03 (AMBAC Insured)                      $      660   $      676

  5.50%, 5/1/04 (AMBAC Insured)                             700          722

  5.50%, 5/1/05 (AMBAC Insured)                             735          762

Palm Beach County, GO, 6.875%, 12/1/03                      325          349

Palm Beach County, 5.75%, 6/1/13 (FGIC Insured)           3,000        3,213

Pasco County, Solid Waste
Disposal and Resource Recovery
  5.75%, 4/1/05 (AMBAC Insured) *                         1,130        1,179

Reedy Creek Improvement Dist.
  5.125%, 10/1/14 (MBIA Insured)                          1,500        1,502

  6.375%, 6/1/05 (MBIA Insured)
  (Prerefunded 6/1/01!)                                      65           66

Reedy Creek Improvement Dist., GO
  6.375%, 6/1/05 (MBIA Insured)                             435          446

Venice, Bon Secours Health Systems
  5.40%, 8/15/08 (MBIA Insured)                           1,290        1,345

West Orange Healthcare Dist., 5.50%, 2/1/10                 750          739

Total Florida (Cost $77,026)                                          79,030


PUERTO RICO  5.3%

Puerto Rico Ind. Tourist, Ed.,
Medical & Environmental Fac.
  Hospital de la Concepcion, 6.375%, 11/15/15               750          823

Puerto Rico Electric Power Auth.
  5.25%, 7/1/14 (MBIA Insured)                            2,000        2,057

Puerto Rico Municipal Fin. Agency, GO
  5.875%, 8/1/14 (FSA Insured)                            1,500        1,629

Total Puerto Rico (Cost $4,377)                                        4,509

Total Investments in Securities

99.1% of Net Assets (Cost  $81,403)                               $   83,539

Other Assets Less Liabilities                                            755


NET ASSETS                                                        $   84,294
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $   (1,307)

Net unrealized gain (loss)                                             2,136

Paid-in-capital applicable to 8,031,363 no
par value shares of beneficial interest
outstanding; unlimited number of shares
authorized                                                            83,465

NET ASSETS                                                        $   84,294
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.50
                                                                  ----------

    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  DOT  Department of Transportation
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HFA  Health Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/00

Investment Income (Loss)
  Interest income                                                  $   2,121

Expenses
  Investment management                                                  153
  Custody and accounting                                                  44
  Shareholder servicing                                                   31
  Prospectus and shareholder reports                                       9
  Legal and audit                                                          7
  Registration                                                             3
  Trustees                                                                 3
  Miscellaneous                                                            2

  Total expenses                                                         252
  Expenses paid indirectly                                                (1)

  Net expenses                                                           251

Net investment income (loss)                                           1,870

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                            (203)
  Futures                                                                (17)

  Net realized gain (loss)                                              (220)

Change in net unrealized gain or loss on securities                    2,271

Net realized and unrealized gain (loss)                                2,051

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $    3,921
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        8/31/00      2/29/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $    1,870   $    4,069
  Net realized gain (loss)                                 (220)      (1,021)
  Change in net unrealized gain or loss                   2,271       (4,518)

  Increase (decrease) in net
  assets from operations                                  3,921       (1,470)

Distributions to shareholders
  Net investment income                                  (1,870)      (4,069)
  Net realized gain                                        --           (189)

  Decrease in net assets from distributions              (1,870)      (4,258)

Capital share transactions *
  Shares sold                                             4,122       30,649
  Distributions reinvested                                1,263        3,020
  Shares redeemed                                        (7,258)     (46,445)

  Increase (decrease) in net assets
  from capital share transactions                        (1,873)     (12,776)

Net Assets

Increase (decrease) during period                           178      (18,504)
Beginning of period                                      84,116      102,620

End of period                                        $   84,294   $   84,116
                                                     -----------------------

*Share information
  Shares sold                                               399        2,948
  Distributions reinvested                                  122          289
  Shares redeemed                                          (705)      (4,469)

  Increase (decrease) in shares outstanding                (184)      (1,232)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks a high level of current income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in high-quality Florida municipal bonds.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation -- Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts -- Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other -- Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,451,000 and $9,619,000 respectively, for the six months ended August 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the fund had capital loss carryforwards for federal income tax purposes of $871,000 all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2000, the cost of investments for federal income tax purposes was substantially the same as financial reporting and totaled $81,403,000. Net unrealized gain aggregated $2,136,000 at period-end, of which $2,149,000 related to appreciated investments and $13,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $26,000 was payable at August 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or
     T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $57,000 for the six months ended August 31, 2000, of which $11,000 was payable at period-end.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Investment Services, Inc., Distributor.       F91-051  8/31/00